UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

COMMISSION FILE NUMBER 0-28720
(Exact name of registrant as specified in its charter)

Delaware	73-1479833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

40 Washington Street, Westborough, MA 01581
(Address of principal executive offices)(Zip Code)

(617) 861-6050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 27, 2012, the Audit Committee of the Board of Directors of PAID, Inc. (the “Company”) accepted the resignation of Grant Thornton LLP (“Grant Thornton”) as the Company's independent registered public accounting firm.  As a result, the Company was unable to file its Annual Report on Form 10-K in a timely manner. The Company is in the process of engaging a new registered public accounting firm. The unaudited financial information, along with management's discussion and analysis of the financial condition and results of operation of the Company, are attached hereto as Exhibit 99.1. The Company does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01.        Financial Statements and Exhibits.
(d)      Exhibits

99.1	PAID, Inc. Unaudited Financial Information and Management's Discussion and Analysis of Financial Condition and Results of Operation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAID, INC.
Registrant

Date:	April 2, 2012	By:	/s/ Christopher Culross
Christopher Culross, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	PAID, Inc. Unaudited Financial Information and Management's Discussion and Analysis of Financial Condition and Results of Operation